SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  APRIL 18, 2006

DATE OF EARLIEST EVENT REPORTED: APRIL 18, 2006

KENILWORTH SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEW YORK	0-08962	84-1641415
(STATE OR OTHER	(COMMISSION FILE NO.)	(IRS EMPLOYER
JURISDICTION OF		IDENTIFICATION
INCORPORATION)		NUMBER)

185 WILLIS AVENUE, SUITE #4 MINEOLA, NY		11501
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)		(ZIP CODE)

(516) 741-1352
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Press Release

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.01 – OTHER EVENTS

ITEM  9.01             FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

The following exhibits are annexed hereto:

99.1         Press Release dated April 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Registrant

/s/ Herbert Lindo
Herbert Lindo, Chairman and CEO

Dated: April 18, 2006